ExhibitDRAFT 99.2 Quarterly Financial Supplement Q2 2019 August 1, 2019 © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended June 30, 2019 ("Q2 2019 Form 10-Q") and Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”). This presentation should be reviewed together with the Q2 2019 Form 10-Q and the 2018 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). ▪ Unless otherwise indicated, data labeled as "YTD 2019" is as of June 30, 2019 or for the first six months of 2019. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 22 to 25. ▪ Terms used in presentation Amortized OLTV ratio: amortized origination loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the home price at origination of the loan CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DSCR: debt service coverage ratio DTI ratio: Debt-to-income ratio refers to the ratio of a borrower’s outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower’s reported or calculated monthly income, to the extent the income is used to qualify for the mortgage. DUS®: Fannie Mae’s Delegated Underwriting and Servicing program GDP: U.S. gross domestic product HARP®: Home Affordable Refinance Program, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans HomeReady®: Low down payment mortgage designed for creditworthy low- to moderate-income borrowers, with expanded eligibility for financing homes in low-income communities. For additional information, see https://www.fanniemae.com/singlefamily/homeready. LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price at origination of the loan Refi Plus™: our Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 1

DRAFT Table of Contents Financial Overview Corporate Financial Highlights 4 Market Liquidity 5 Key Market Economic Indicators 6 Treasury Draws and Dividend Payments 7 Single-Family Business Single-Family Highlights 9 Certain Credit Characteristics of Single-Family Loan Acquisitions 10 Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business 11 Single-Family Credit Risk Transfer 12 Single-Family Problem Loan Statistics 13 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Certain Credit Characteristics of Multifamily Loan Acquisitions 18 Certain Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Serious Delinquency Rates and Credit Losses 20 Endnotes Financial Overview Endnotes 22 Single-Family Business Endnotes 23 Multifamily Business Endnotes 25 © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 2

DRAFT Financial Overview © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT Corporate Financial Highlights Sources of Net Interest Income and Retained Mortgage Summary of Q2 2019 Financial Results Portfolio Balance 100% $600 ($) in millions Q2 2019 Q1 2019 Variance s n o i l $500 l Net interest income $5,150 $4,733 $417 80% i B ) e $ ( m o o $400 Fee and other income 246 227 19 i c l n o f I 60% t t r s o Net revenues 5,396 4,960 436 e $345.1 P r $300 e e t g n a I 40% $272.4 g t Investment gains, net 461 133 328 t e r $200 o N $230.8 M % Fair value losses, net (754) (831) 77 $179.2 d $170.5 e 20% n $100 i a t Administrative expenses (744) (744) — e R Credit-related income 0% $0 2015 2016 2017 2018 YTD 2019 Benefit for credit losses 1,225 650 575 % Net interest income from portfolios % Net interest income from guaranty fees and other consolidated trust income(1) Foreclosed property expense (128) (140) 12 Retained mortgage portfolio, at end of period Total credit-related income 1,097 510 587 Key Highlights Temporary Payroll Tax Cut Continuation Act of 2011 (TCCA) fees (600) (593) (7) ▪ Fannie Mae reported net income of $3.4 billion for Q2 2019, Other expenses, net (535) (408) (127) reflecting the strength of the company’s underlying business fundamentals. This compares to net income of $2.4 billion for Q1 Income before federal income taxes 4,321 3,027 1,294 2019. Provision for federal income taxes (889) (627) (262) ▪ The increase in net income in Q2 2019 compared with Q1 2019 was driven primarily by increases in credit-related income, net interest Net income $3,432 $2,400 $1,032 income, and investment gains during the quarter. Other comprehensive income (loss) (67) (39) (28) Total comprehensive income $3,365 $2,361 $1,004 © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 4

DRAFT Market Liquidity Key Highlights: Providing Liquidity to the Mortgage Market Liquidity Provided Q2 2019 3.5M Fannie Mae provided $145 billion in liquidity to the mortgage market in the second quarter of 2019, through its purchases of loans and guarantees of loans and securities, which enabled the financing of approximately 697,000 single- family home purchases, single-family refinancings, or multifamily rental units. 3.0M 0.7M 0.8M 2.5M 0.6M $17.2B 183K Multifamily 0.8M UPB Rental Units 2.0M 1.1M 1.0M 1.2M $79.2B 317K 1.5M Single-Family 1.2M UPB Home Purchases 1.0M 0.4M 1.4M 1.2M 197K 0.5M $48.8B 0.5M 1.0M Single-Family 0.7M UPB Refinancings 0.3M 0.0M 2015 2016 2017 2018 YTD 2019 Refinancings Home Purchases Rental Units © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 5

DRAFT Key Market Economic Indicators U.S. GDP Growth Rate and Benchmark Interest Rates Unemployment Rate(3) 5% 4.55% 7% ) ) 3.88% 6% 3.73% d d 4% 5.0% n n 3.60% e 4.7% e 5% d d 3.03% 4.1% o o 3.9% i i 3.7% 2.74% r r 3% 4% e e p p 2.86% f f o o 3% s s 2% 2.30% a a ( 2.9% 2.9% ( 2.01% 2% e e t t 2.2% 2.1% a a 1% R R 1% 1.6% 0% 0% 6/30/2016 6/30/2017 6/30/2018 6/30/2019 2015 2016 2017 2018 YTD 2019 30-year FRM rate(2) 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate U.S. Unemployment rate Annualized U.S. GDP Growth rate One Year Home Price Change as of Q2 2019(4) Single-Family Home Price Growth Rate(4) United States 4.5% 8% h t 6.0% 5.6% w 5.4% o 6% r 4.5% G e c 3.2% i 4% r P e m 2% o H 0% 2015 2016 2017 2018 YTD 2019 Top 10 States by UPB(4) Share of Single-Family State Home Price Conventional Guaranty State Growth Rate Book CA 3.19% 19.1% TX 3.78% 6.5% FL 5.66% 5.8% NY 4.50% 4.9% WA 4.70% 3.7% IL 2.79% 3.6% NJ 3.32% 3.5% VA 3.37% 3.4% 10% and above State Growth (Decline) Rate: (4.9) to (0.1%) 0.0 to 4.9% 5.0 to 9.9% CO 5.17% 3.1% PA 4.26% 3.0% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 6

DRAFT Treasury Draws and Dividend Payments Treasury Draws and Dividend Payments: 2008 - Q2 2019(5) $181.4 $180 $160 $154.4 $140 $119.8 $120 $116.1 s $100 n o i l l i B ) $ ( $80 $60 $40 $20 $12.0 $9.4 $3.7 $5.6 $0.0 $0.0 $0 2008-2016 2017 2018 YTD 2019 Total Draws from Treasury(6) Dividend payments to Treasury © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 7

DRAFT Single-Family Business © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT Single-Family Highlights Q2 2019 Single-Family Conventional Loan Acquisitions(1) SF Conventional Guaranty Book of Business(1) $200 60 $4,000 50 50.4 42.5 42.8 43.0 43.3 43.4 49.7 48.5 47.8 46.7 50 $4,419M 40 $150 $128 $3,000 Net interest income s $122 s n 40 n $2,879 $2,889 $2,900 $2,904 $2,907 s s o o t t i $110 i l l n 30 n l l $101 i i i i o o B B $35 $49 P P ) $100 $85 30 ) $2,000 s s $ $ i i ( $39 ( $31 s s a a B B 20 B B P $29 20 P U U $50 $1,000 $417M $88 $79 10 $72 $70 10 Investment gains, $56 net $0 0 $0 0 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Refinance Average charged guaranty fee on SF conventional guaranty book, net of TCCA (bps)(2) Purchase Average UPB outstanding of single-family conventional guaranty book $(758)M Average charged guaranty fee on new single-family acquisitions, net of TCCA (bps)(2) Fair value Q2 2019 Market Share: New Single-Family losses, net Key Highlights Mortgage-Related Securities Issuances Private-label securities ▪ Single-Family net income was $2.9 billion in Q2 2019, 5% $1,126M compared with $1.8 billion in Q1 2019. The increase in net Credit-related income in Q2 2019 was driven primarily by an increase in Fannie Mae credit-related income, higher net interest income, and an income 35% Ginnie Mae increase in investment gains compared with Q1 2019. 32% ▪ The single-family conventional guaranty book of business remained relatively flat in Q2 2019, while the average charged guaranty fee (net of TCCA fees) on the single-family $2,871M conventional guaranty book increased slightly from the Net income prior quarter to 43.4 basis points. Freddie Mac 28% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 9

DRAFT Certain Credit Characteristics of Single-Family Loan Acquisitions YTD 2019 Acquisition Certain Credit Characteristics of Single-Family Conventional Loans Credit Profile by Acquisition Period by Certain Loan Features Full Year OLTV Ratio Home- FICO Credit DTI Ratio Categories are not mutually exclusive Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Q2 2019 >95% Ready®(5) Score < 680(3) > 45%(4) Total Unpaid Principal Balance (UPB) ($B) $110.5 $122.3 $101.1 $446.1 $85.0 $128.1 $18.7 $18.7 $19.9 $46.2 Weighted Average Origination LTV (OLTV) Ratio 77% 78% 78% 77% 78% 78% 97% 91% 76% 79% OLTV Ratio > 95% 8% 8% 9% 8% 10% 8% 100% 42% 9% 9% Weighted Average FICO® Credit Score(3) 743 743 742 743 742 746 734 735 656 738 FICO Credit Score < 680(3) 11% 11% 11% 11% 11% 8% 10% 11% 100% 11% DTI Ratio > 45%(4) 26% 25% 26% 25% 25% 20% 22% 32% 24% 100% Fixed-rate 98% 98% 99% 98% 98% 99% 100% 100% 100% 99% Owner Occupied 89% 89% 89% 89% 90% 91% 100% 100% 94% 90% HomeReady®(5) 8% 8% 9% 7% 9% 9% 42% 100% 10% 13% Origination Loan-to-Value Ratio FICO Credit Score(3) Acquisitions by Loan Purpose 100% 25% 800 25% 100% 750 20% e 748 745 743 744 22% r 19% 22% o 19% c o i 80% 20% 20% 80% S t t a i 600 R 78% d 77% s 16% 75% 75% e 12% n V 74% r o T C i 20% t L i O 60% 15% 15% s O 60% 33% i 30% C e u I g q F a 400 c e r 11.2% A e g 10.6% 10.1% f v a r 9.3% o A 40% 8.8% 10% e 10% 8.7% e 40% v d r % OLTV > 95% e a 7.5% A t h d h 65% 64% S e g i t 56% e % FICO Credit Score < 680 4.9% h 200 g 45% i W 20% 5% 5% 20% 44% 2.6% 2.8% e W 0% 0% 0 0% 0% 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 % OLTV > 95% % FICO Credit Score < 680 Refi Plus(6) including HARP Purchase Weighted Average OLTV Ratio Weighted Average FICO Credit Score Cash-out Refinance Other Refinance © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 10

DRAFT Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(1)(7) As of June 30, 2019 Origination Year Certain Loan Features FICO Credit Refi Plus(6) Overall 2004 & 2005- 2009- OLTV Home- Score < Including DTI Ratio Categories are not mutually exclusive Book Earlier 2008 2016 2017 2018 2019 Ratio > 95% Ready®(5) 680(3) HARP > 45%(4) Total Unpaid Principal Balance (UPB) ($B) $2,908.8 $72.6 $121.9 $1,748.6 $406.9 $391.1 $167.8 $202.7 $73.2 $325.6 $307.9 $411.7 Average UPB $171,020 $71,519 $120,683 $164,285 $213,106 $224,017 $244,884 $161,072 $185,736 $142,475 $131,133 $176,689 Share of Single-Family Conventional Guaranty Book 100% 3% 4% 60% 14% 13% 6% 7% 3% 11% 11% 15% Share of Loans with Credit Enhancement(8) 49% 7% 17% 44% 71% 71% 42% 62% 91% 41% 10% 42% Serious Delinquency Rate(9) 0.70% 2.61% 4.45% 0.38% 0.28% 0.15% 0.01% 1.44% 0.30% 2.65% 0.67% 1.37% Weighted Average Origination LTV (OLTV) Ratio 76% 74% 76% 75% 76% 78% 78% 108% 90% 78% 86% 77% OLTV Ratio > 95% 7% 6% 10% 7% 5% 8% 9% 100% 42% 12% 30% 12% Amortized OLTV Ratio(10) 67% 51% 63% 64% 72% 76% 78% 97% 88% 70% 71% 69% Weighted Average Mark-to-Market LTV Ratio(11) 56% 36% 59% 49% 66% 73% 77% 76% 82% 59% 51% 60% Weighted Average FICO Credit Score(3) 746 700 695 752 744 742 745 724 736 646 730 729 FICO Credit Score < 680(3) 11% 36% 39% 9% 10% 11% 9% 20% 12% 100% 21% 19% Fixed-rate 98% 89% 93% 98% 98% 98% 99% 100% 100% 98% 99% 98% Mark-to-Market Loan-to-Value FICO Credit Score(3) Serious Delinquency Rate by Vintage(9) (MTMLTV) Ratio(11) 70% 10% 800 25% 8% 7.60% e 744 745 745 746 746 6.55% 60% r 6.39% 62% o 60% 8% c 20% V 58% S e 57% t T t 6% 56% i 600 L a 50% d e R M r y T C 4.61% c M n 4.45% 6% O 15% e e 40% C u g I 12.7% q a 12.2% F r 11.8% 400 11.4% n 4% i e e 11.2% l v g e 3.28% a A 30% 3.06% r D e d 4% 10% 2.82% s 2.69% v e 3.3% 2.61% u t A o h i % MTMLTV > 100% d g r i e 20% e e t S % FICO Credit Score < 680 2% 1.9% h 200 1.55% W g 2% i 5% 1.20% 1.24% e 10% 1.0% 0.76% W 0.53% 0.70% 0.5% 0.3% 0.36% 0.36% 0.32% 0% 0% 0 0% 0% 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 % MTMLTV > 100% % FICO Credit Score < 680 2009-2019 2005-2008 Total SF Conventional Weighted Average FICO Credit Score Weighted Average MTMLTV Guaranty Book of Business 2004 and Prior © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 11

DRAFT Single-Family Credit Risk Transfer Single-Family Loans Included in Credit Risk Transfer Single-Family Loans with Credit Enhancement Transactions, Balance of Covered Loans $1,750 50% k o o 42% B 2017 2018 YTD 2019 $1,500 y 39% t n (15) (15) (15) 40% a Credit Enhancement Outstanding % of Book Outstanding % of Book Outstanding % of Book r a Outstanding UPB in ($) Billions UPB Outstanding UPB Outstanding UPB Outstanding $1,250 u 32% G s l n Primary mortgage insurance & $1,218 a o $566 20% $618 21% $628 21% n i $1,143 30% (12) l other o l $1,000 i i t B n ) 22% e v Connecticut Avenue $ $927 ( $681 24% $798 27% $820 28% n ® (13) $750 o Securities (CAS) B 20% C P y U 15% l $628 i Credit Insurance Risk $500 m TM TM (14) $181 6% $243 8% $261 9% a Transfer (CIRT ) F 10% - $429 e l $250 g (13) n Lender risk-sharing $65 2% $102 4% $137 5% i S % $0 0% (Less: loans covered by ($335) (12%) ($394) (13%) ($417) (14%) multiple credit enhancements) 2015 2016 2017 2018 YTD 2019 % Single-family conventional guaranty book in a CRT transaction Total single-family loans with credit enhancement $1,158 40% $1,367 47% $1,429 49% UPB outstanding of single-family loans in a CRT transaction(14) Single-Family Credit Risk Transfer Issuance $410 $400 $44 $331 $338 s $45 n $300 o i l $239 l $233 i B $265 ) $ ( $200 $240 $206 $148 B P U $189 $222 $42 $100 $32 $76 $76 $102 $86 $27 $40 $31 $0 2013 2014 2015 2016 2017 2018 YTD 2019 Lender risk-sharing Connecticut Avenue Securities Credit Insurance Risk Transfer Note: CRT issuance volumes are driven by recent acquisition activity. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 12

DRAFT Single-Family Problem Loan Statistics Single-Family Serious Delinquency Rate by State as of June 30, 2019(9) Top 10 States by UPB Serious Average Delinquency Months to State Rate(9) Foreclosure(16) CA 0.33% 21 TX 0.52% 21 FL 0.94% 46 NY 1.32% 66 WA 0.36% 29 IL 0.95% 21 NJ 1.28% 42 VA 0.53% 17 CO 0.22% 16 PA 1.00% 24 State SDQ Rate: Less than 0.50% 0.50% to 0.99% 1.00% to 1.99% 2.00% to 2.99% 3.00% and above Single-Family Loan Workouts Single-Family REO Ending Inventory 122.3K 70K 118.1K ) s 120K d n $30 103.5K a 60K 100.6K s u 100K o y h 57K r T o 50K ( t s n n $20.7 s t e o i u $19.0 80K v l l o n i $20 $17.5 40K I $16.7 k B $4.2 r g o ) n 38K i $ 60K W ( $3.1 $2.1 d 30K n n B a E P o U O 40K L 26K 30.9K f $10 E 20K o $17.9 R $16.6 r 20K $14.4 $14.6 e 18K $5.0 b 20K 10K m u $4.6 N $0 0K 0K 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 Foreclosure Alternatives(17) Total Loan Workouts Single-Family REO Ending Inventory Home Retention Solutions(18) © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 13

DRAFT Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business % of Single-Family Credit Losses(19) % of Single-Family Conventional Guaranty Book of Business(15) For the Period Ended Certain Product Features Categories are not mutually exclusive 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 Alt-A(20) 3.7% 3.1% 2.5% 1.9% 1.8% 29.3% 24.9% 21.9% 22.4% 18.2% Interest Only 2.1% 1.7% 1.2% 0.8% 0.7% 18.0% 12.2% 15.7% 15.4% 12.5% Origination LTV Ratio >95% 7.6% 6.9% 6.6% 6.8% 7.0% 11.1% 15.2% 16.9% 14.9% 14.2% FICO Credit Score < 680 and OLTV Ratio > 95%(3) 1.9% 1.7% 1.6% 1.4% 1.4% 6.2% 8.1% 8.7% 8.7% 8.3% FICO Credit Score < 680(3) 12.7% 12.2% 11.8% 11.4% 11.2% 42.5% 48.7% 45.4% 46.3% 40.1% Refi Plus including HARP 17.6% 15.4% 13.2% 11.4% 10.6% 7.8% 14.0% 15.9% 13.2% 13.6% Vintage 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 2009 - YTD 2019 85% 87% 90% 92% 93% 10% 19% 23% 20% 23% 2005 - 2008 10% 8% 6% 5% 4% 78% 65% 65% 66% 66% 2004 & Prior 5% 5% 4% 3% 3% 12% 16% 12% 14% 11% % of Single-Family Conventional Guaranty Book of % of YTD 2019 Single-Family Business by State as of June 30, 2019 Credit Losses by State(19)(21) 4.9% 3.5% 10.7% 3.6% 5.8% 9.2% 46.6% $2.9T 9.0% $1.13B 19.1% 63.1% 13.4% 11.1% All Other States Florida New Jersey All Other States Florida New Jersey California Illinois New York California Illinois New York © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 14

DRAFT Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(22) 16% 2007 2006 14% 12% e t a R 10% t l u a f 2005 e D 8% e v i t a l u m 6% 2008 u C 2004 4% 2% 2012 2011 2010 2009 0% 1 1 1 1 1 1 1 1 1 1 1 3 3 3 3 3 3 3 3 3 3 3 2 2 2 2 2 2 2 2 2 2 2 4 4 4 4 4 4 4 4 4 4 4 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1 1 7 5 1 1 3 1 1 2 1 1 4 6 9 8 0 7 7 7 5 5 5 3 2 3 3 4 2 6 9 2 4 6 9 4 6 9 8 8 8 0 0 0 r 1 r r r r r r r r r r 1 1 1 r r r 1 r r r r r r r r r r r r r r r r r r r r r r 1 1 1 r r r r r Y Y Y r Y Y r Y Y r Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Time Since Beginning of Origination Year 2004 2005 2006 2007 2008 2009* 2010* 2011* 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* * As of June 30, 2019, cumulative default rates on the loans originated in each individual year from 2009-2019 were less than 1% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 15

DRAFT Multifamily Business © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT Multifamily Highlights Q2 2019 Multifamily Loan Acquisitions MF Guaranty Book of Business(1) $25 $400 78.6 77.0 75.4 74.1 73.3 80 $731M $20 $21.4 70 $300 $314.1 $322.6 Net interest income $305.9 60 s $18.2 s $287.6 $296.1 n n $17.2 s o o $16.9 t i i l $15 l 50 n l l i i i o B $14.5 B P ) ) $200 s $ $ 40 i ( ( s a B $10 B B P P 30 $158M U U $100 20 Fee and other $5 income 10 $0 $0 0 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Average charged guaranty fee on multifamily guaranty book of business, at end of period Multifamily new business volume $4M UPB outstanding of multifamily guaranty book of business Fair value gains, net Multifamily Credit Risk Transfer Key Highlights $15 25% k o ▪ Multifamily net income was $561 million in Q2 2019, compared o B with $575 million in Q1 2019. Net income for Q2 2019 was driven 20% y t $(29)M n $11.7 a by guaranty fee revenue as the multifamily guaranty book s r $11.1 a Credit-related n $10 $11.0 u o continued to grow, partially offset by lower average charged i l 15% G l expense i y guaranty fees. l B 15% 15% i ) m $ a ( f 12% i B 10% t ▪ Fannie Mae continued to share credit risk with lenders on nearly l P $5 u U 100% of the company’s new multifamily business volume, 9% M f o primarily through its Delegated Underwriting and Servicing 5% e 6% r ® a (DUS ) program. To complement this program, the company has h $561M S completed five multifamily Credit Insurance Risk Transfer™ Net income $0 0% $— (CIRT™) transactions to date. As of Q2 2019, $48 billion in Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 multifamily mortgages or 15% of the loans in the company’s multifamily guaranty book of business, measured by unpaid principal balance, were covered by a CIRT transaction. % Multifamily guaranty book in a CIRT transaction UPB of multifamily loans included in CIRT transactions during the period(2) © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 17

DRAFT Certain Credit Characteristics of Multifamily Loan Acquisitions Certain Credit Characteristics of Multifamily Loans by Acquisition Period(1) Categories are not mutually exclusive 2015 2016 2017 2018 YTD 2019 Total Unpaid Principal Balance (UPB) ($B) $42.4 $55.3 $67.1 $65.4 $34.1 Weighted Average Origination LTV (OLTV) Ratio 68% 68% 67% 65% 64% Loan Count 2,869 3,335 3,861 3,723 1,884 % Lender Recourse(3) 99% 99% 100% 100% 100% % DUS(4) 99% 99% 98% 99% 100% % Full Interest-Only(5) 20% 23% 26% 33% 37% Weighted Average OLTV Ratio on Full Interest-Only Acquisitions(5) 58% 57% 58% 58% 57% Weighted Average OLTV Ratio on Non-Full Interest-Only Acquisitions 70% 71% 70% 68% 69% % Partial Interest-Only(6) 57% 60% 57% 53% 53% Origination Loan-to-Value Top 10 MSAs by YTD 2019 Acquisitions by Note Type(1) Ratio(1) Acquisition UPB(1) 100% $0.9B 100% $2.7B 11% 10% $1.0B 20% 28% 24% 80% 80% 52% 53% $1.0B s 59% s n n o o i 68% i t 71% t i Share of i s 60% s 60% i i u Acquisitions: u q q c $1.1B c A 41.6% $1.8B A f f 90% o 89% Total UPB: o e 40% e 40% 80% r r 76% a $14.2B a 72% h h S S 48% 47% $1.4B 20% 41% 20% 32% 28% $1.6B 0% $1.4B 0% $1.4B 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 New York Atlanta % Origination LTV less than or equal to 70% Variable-rate Los Angeles San Diego % Origination LTV greater than 70% and less than or equal to 80% Fixed-rate % Origination LTV greater than 80% Dallas Phoenix Houston Chicago Washington, D.C. Seattle © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 18

DRAFT Certain Credit Characteristics of Multifamily Guaranty Book of Business Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment(1) As of June 30, 2019 Acquisition Year Asset Class or Targeted Affordable Segment Overall 2004 & Conventional Seniors Student Manufactured Privately Owned Categories are not mutually exclusive Book Earlier 2005-2008 2009-2016 2017 2018 2019 / Co-op(7) Housing(7) Housing(7) Housing(7) with Subsidy(8) Total Unpaid Principal Balance (UPB) ($B) $322.6 $4.7 $7.7 $148.2 $63.2 $64.9 $33.9 $280.9 $16.8 $13.2 $11.7 $36.2 Loan Count 27,307 979 3,605 13,551 3,596 3,694 1,882 24,921 677 633 1,076 3,707 Average UPB ($M) $11.8 $4.8 $2.1 $10.9 $17.6 $17.6 $18.0 $11.3 $24.8 $20.9 $10.9 $9.8 Weighted Average Origination LTV Ratio 66% 72% 67% 67% 67% 65% 64% 66% 66% 67% 67% 69% Weighted Average DSCR(9) 1.9 2.8 2.0 2.0 1.8 1.9 1.8 1.9 1.8 1.7 2.0 2.0 % of Multifamily Book 100% 1% 2% 46% 20% 20% 11% 87% 5% 4% 4% 11% % Fixed rate 86% 15% 48% 89% 83% 90% 90% 88% 61% 84% 87% 73% % Full Interest-Only 26% 25% 32% 19% 27% 33% 37% 28% 12% 22% 13% 23% % Partial Interest-Only(6) 49% 5% 16% 47% 57% 54% 53% 48% 51% 67% 57% 34% % Small Balance Loans(10) 49% 74% 92% 50% 30% 27% 25% 50% 12% 28% 50% 56% % Lender Recourse(3) 98% 97% 78% 97% 100% 100% 100% 98% 100% 99% 100% 97% % DUS(4) 98% 97% 86% 98% 97% 99% 100% 98% 98% 100% 100% 95% Serious Delinquency Rate(11) 0.05% 0.00% 0.18% 0.09% 0.00% 0.04% 0.00% 0.06% 0.00% 0.00% 0.00% 0.05% UPB by Maturity Year(1) Top 10 MSAs by UPB(1) Multifamily Book of Business by Note Type(1) $8.1B $1.6B 100% $8.2B 15% 14% $7.8B $27.3B 20% 20% 18% $11.8B $8.8B 80% s s $17.8B e n i Share of Book Share of Book s u of Business: $9.4B of Business: B 60% f 100% $19.0B 40.8% o k Total UPB: Total UPB: o o B 86% f 85% $322.6B $131.6B $21.3B 40% 82% o 80% 80% $264.6B $9.6B e r a h S $10.5B 20% $15.4B $13.1B New York Atlanta 0% 2015 2016 2017 2018 YTD 2019 2019 2022 Los Angeles Seattle 2020 2023 Dallas San Francisco Variable-rate 2021 Other Washington, DC Phoenix Fixed-rate Houston Chicago © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 19

DRAFT Multifamily Serious Delinquency Rates and Credit Losses DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through YTD 2019 (4)(12) 2.0% 1.5% 1.4% e t 1.2% a R 1.1% s 1.0% s o 1.0% 0.9% 0.9% L 0.8% t i 0.7% d e r C 0.5% 0.5% 0.4% 0.4% 0.3% 0.3% 0.2% 0.1% 0.1% —% —% —% —% —% —% —% —% —% —% —% —% 0.0% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 DUS Credit Loss Rate Multifamily Total Credit Loss Rate Non-DUS Credit Loss Rate Serious Delinquency Rates(4)(11) Credit Loss (Benefit) Ratio(13) 1.4% 1.36% 6.0 1.2% 1.20% 4.0 e t 2.5 a 1.0% R 2.0 y 0.92% c s t n 0.6 e n 0.8% i u 0.71% o q (0.2) P n 0.0 i 0.63% s l 0.59% i e 0.1 0.6% s a D 0.55% B (0.7) s u 0.44% 0.56% o -2.0 i 0.50% r 0.4% e (2.3) S 0.39% 0.34% (2.7) 0.21% 0.21% 0.24% -4.0 0.2% 0.24% 0.15% 0.10% 0.11% 0.18% 0.05% 0.07% 0.05% 0.06% 0.05% 0.08% 0.08% 0.0% -6.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 2013 2014 2015 2016 2017 2018 YTD 2019 DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 20

DRAFT Endnotes © 2019 Fannie Mae. Trademarks of Fannie Mae.

DRAFT Financial Overview Endnotes (1) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (2) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (3) Source: Bureau of Economic Analysis. GDP growth rate for 2019 is calculated using the quarterly annualized growth rate for Q2 2019. Annual growth rate is used for prior periods. (4) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2019. Including subsequent data may lead to materially different results. Home price change is not seasonally adjusted. UPB estimates are based on data available through the end of June 2019, and the top 10 states are reported by UPB in descending order. (5) Under the terms of the senior preferred stock purchase agreement, dividend payments the company makes to Treasury do not offset its prior draws of funds from Treasury. (6) Treasury draws are shown in the period for which requested, not when the funds were received by the company. Draw requests have been funded in the quarter following a net worth deficit. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 22

DRAFT Single-Family Business Endnotes (1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized; and (c) other credit enhancements that we provide on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single-family mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (2) Calculated based on the average guaranty fee rate for our single-family guaranty arrangements during the period plus the recognition of any upfront cash payments over an estimated average life. Excludes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by us. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Excludes loans for which this information is not readily available. From time to time, we revise our guidelines for determining a borrower’s DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower’s total income; therefore, the DTI ratios we report may be higher than borrowers' actual DTI ratios. (5) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low- to moderate-income borrowers, with expanded eligibility for financing homes in low-income communities. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV single-family loans acquired or in the single- family guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family guaranty book of business with origination LTV ratios greater than 95%. (6) "Refi Plus" refers to loans we acquired under our Refi PlusTM initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative’s December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (7) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in our single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (8) Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities and Credit Insurance Risk Transfer credit risk transfer transactions on a lagged basis, we expect the percentage of our 2018 and 2019 single-family loan acquisitions with credit enhancements will increase in the future. (9) “Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in our single-family conventional guaranty book of business in that origination year, product feature, or state. (10) Amortized OLTV is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 23

DRAFT Single-Family Business Endnotes (11) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which we calculate using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (12) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (13) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (14) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $3.5 billion outstanding as of June 30, 2019. (15) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end. (16) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first six months of 2019. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (17) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (18) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered. (19) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans. (20) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae’s 2018 Form 10-K. We discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan we acquired prior to 2009, which has resulted in our acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time. (21) Total amount of single-family credit losses/ (gains) includes those not directly associated with specific loans. Single-family credit losses/ (gains) by state exclude the impact of recoveries that have not been allocated to specific loans. (22) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single- family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of June 30, 2019 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 24

DRAFT Multifamily Business Endnotes (1) Our multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that we provide on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Data reflects the latest available information. The YTD 2019 acquired UPB and loan count on page 18 include $178M in UPB of recently acquired loans. Information on these loans was not yet available in Fannie Mae’s systems reporting credit-related attributes at the time this presentation was prepared and, accordingly, credit characteristics reported on pages 18 and 19 do not reflect these loans. (2) The company did not execute any multifamily CIRT transactions in Q2 of 2018, nor in Q2 of 2019. (3) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (4) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. (5) The percentage of multifamily acquisitions with interest-only payments for the full term of the mortgage increased in 2019. As shown on page 18, the average loan-to-value (LTV) ratio at origination of these acquisitions was significantly below the average LTV ratio at origination of the company’s non-full interest-only multifamily acquisitions. (6) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (7) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (8) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (9) Weighted average DSCR is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Co-op loans are excluded from this metric. (10) In Q1 2019, the DUS program updated the definition of small multifamily loans to any loan with an original unpaid balance of up to $6 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under the previous small loan definition. (11) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (12) Cumulative credit loss rate is the cumulative credit losses (gains) through June 30, 2019 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. (13) Credit loss (benefit) ratio represents the credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Credit benefits are the result of recoveries on previously charged-off amounts. Credit loss (benefit) ratio is annualized for the most recent period. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q2 2019 Financial Supplement 25